SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): January 22, 2001



                            Waters Instruments, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


         0-1388                                         41-0832194
(Commission File Number)                 (I.R.S. Employer Identification Number)


                        2950 Xenium Lane North, Suite 108
                          Minneapolis, Minnesota 55441
               (Address of Principal Executive Offices) (Zip Code)


                                 (763) 551-1125
              (Registrant's Telephone Number, Including Area Code)

                           --------------------------

          (Former Name or Former Address, if Changed Since Last Report)




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Item 2.  Acquisition or Disposition of Assets

On January 22, 2001, Waters Instruments, Inc. ("Waters") completed the sale of its Waters Technical Systems division to NRI Electronics & Cables, Inc. ("NRI") pursuant to an Asset Purchase Agreement dated January 22, 2001 by and between NRI and Waters.

Pursuant to the Asset Purchase Agreement, Waters sold substantially all the assets used solely in connection with the business of Waters Technical Systems to NRI for $1,273,202.62 and certain assumed liabilities. Waters plans to use the proceeds of the transaction for strategic investments. Waters has agreed to indemnify NRI for certain claims, causes of action or damages.

Waters Technical Systems has been a custom contract manufacturer supplying electromechanical assemblies, wiring harnesses, cable assemblies and data communications cables.



Item 7.  Financial Statement and Exhibits

A.       Financial statements of businesses acquired.

          Not applicable.

B.       Pro forma financial information.

          At the time this Report on Form 8-K was filed with the Securities and Exchange Commission, it was impracticable to provide the required pro forma financial information. Pursuant to Item 7(b)(2) of Form 8-K, the required pro forma financial information will be filed by amendment as soon as practicable, but not later than sixty days after the date on which this Form 8-K must be filed

C.       Exhibits.

         The following is filed herewith. The exhibit number corresponds with
Item 601(b) of Regulation S-K.

         Exhibit No.                Description

         2.1 Asset Purchase Agreement dated January 22, 2001 by and between NRI Electronics & Cables, Inc. and Waters Instruments, Inc. Pursuant to Item 601(b)(2) of the Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:

                         Exhibit A        Assignment and Assumption Contracts
                         Exhibit B        Bill of Sale
                         Exhibit C        Lease Agreement
                         Exhibit D        Transition Agreement
                         Exhibit E        Customer List
                         Exhibit F        Fixed Assets

         99.1     Press Release dated January 22, 2001

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 22, 2001

                                         WATERS INSTRUMENTS, INC.


                                         By /s/ Jerry W. Grabowski
                                             Jerry W. Grabowski, President and
                                                Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  EXHIBIT INDEX
                                       to
                                    FORM 8-K

                            WATERS INSTRUMENTS, INC.


Exhibit No.                Description


2.1 Asset Purchase Agreement dated January 22, 2001 by and between NRI Electronics & Cables, Inc. and Waters Instruments, Inc. Pursuant to
         Item 601(b)(2) of the Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Asset Purchase Agreement as follows:

                  Exhibit A        Assignment and Assumption Contracts
                  Exhibit B        Bill of Sale
                  Exhibit C        Lease Agreement
                  Exhibit D        Transition Agreement
                  Exhibit E        Customer List
                  Exhibit F        Fixed Assets

99.1     Press Release dated January 22, 2001